UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      May 30, 2014

ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-10212

2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2014, Anixter International Inc.’s operating subsidiary Anixter Inc. (the “Company”) amended the Receivables Purchase Agreement governing its accounts receivable securitization program.

Amendment No. 2 to Second Amended and Restated Receivables Purchase Agreement, among Anixter Receivables Corporation (“ARC”), the Company, Chariot Funding LLC, as conduit (“Chariot”), and the Financial Institutions party thereto, JPMorgan Chase Bank, N.A. (“J.P. Morgan”) and SunTrust Robinson Humphrey, Inc. (“SunTrust”) as Managing Agents, and J.P. Morgan, as Agent for the purchasers, dated as of May 30, 2014, is attached as Exhibit 10.1.

The following key changes have been made to the program:

•	The liquidity termination date of the program will be May 2017 (formerly May 2015).

•	The commitments are split 50%/50% (formerly 57-1/3% from J.P. Morgan and 42-2/3% from SunTrust).

•	The purchasers have the option to delay funding by 35 days.

•	Chariot has replaced J.P. Morgan as a Financial Institution and a committed purchaser; J.P. Morgan will continue to have a liquidity agreement in place with Chariot.

•	One month LIBOR has been replaced by three month LIBOR.

•	The renewed program carries an all-in drawn funding cost of LIBOR plus 80 basis points (previously LIBOR plus 95 basis points).

•	Unused capacity fees decreased from 47.5 to 57.5 basis points to 40 to 50 basis points depending on utilization.

All other material terms and conditions remain unchanged.

J.P. Morgan and an affiliate of SunTrust serve as lenders under the Company’s $400 million Five Year Revolving Credit Agreement.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Amendment No. 2 to Second Amended and Restated Receivables Purchase Agreement, dated as of May 30, 2014, among Anixter Receivables Corporation, as Seller, Anixter Inc., as the initial Servicer, each financial institution party thereto as a Financial Institution, Chariot Funding LLC (successor by merger to Falcon Asset Securitization Company LLC), as a conduit, SunTrust Robinson Humphrey, Inc. and JPMorgan Chase Bank, N.A. (“J.P. Morgan”), as managing agents, and J.P. Morgan, as agent for the Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

June 5, 2014	By: /s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 2 to Second Amended and Restated Receivables Purchase Agreement, dated as of May 30, 2014, among Anixter Receivables Corporation, as Seller, Anixter Inc., as the initial Servicer, each financial institution party thereto as a Financial Institution, Chariot Funding LLC (successor by merger to Falcon Asset Securitization Company LLC), as a conduit, SunTrust Robinson Humphrey, Inc. and JPMorgan Chase Bank, N.A. (“J.P. Morgan”), as managing agents, and J.P. Morgan, as agent for the Purchasers.